6. Insurance Subsidiary Restrictions	12 Months Ended
Dec. 31, 2017
Notes
6. Insurance Subsidiary Restrictions

6.       INSURANCE SUBSIDIARY RESTRICTIONS

            As of December 31, 2017 and 2016, respectively, 84% and 69% the Company's cash and cash equivalents and investment securities were maintained in the Company’s insurance subsidiaries. State insurance regulations limit the types of investments an insurance company may hold in its portfolio. These limitations specify types of eligible investments, quality of investments and the percentage a particular investment may constitute of an insurance company’s portfolio.

            Dividend payments to the Company by its wholly owned insurance subsidiaries are subject to annual limitations and are restricted to the lesser of 10% of statutory surplus or statutory earnings before recognizing realized investment gains of the individual insurance subsidiaries, unless prior approval is obtained from the Georgia Insurance Commissioner. At December 31, 2017, Frandisco Property and Casualty Insurance Company and Frandisco Life Insurance Company had a statutory surplus of $91.6 million and $76.0 million, respectively. The maximum aggregate amount of dividends these subsidiaries could pay to the Company during 2017, without prior approval of the Georgia Insurance Commissioner, was approximately $12.5 million. The Company elected not to pay any dividends from the insurance subsidiaries during the year ended December 31, 2017.